                                                                 Exhibit 10.3(F)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement, dated August 30, 2007, among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-7 Trust (the "Assignee"), SunTrust Mortgage, Inc., a Virginia corporation ("SunTrust") and as acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2007-7 Trust;

     WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and SunTrust, as seller (as amended by (a) that certain Amendment No. 1, dated as of June 1, 2004, by and between the Assignor and SunTrust, (b) that certain Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and among Banc of America Mortgage Capital Corporation, SunTrust, the Assignor and Wachovia Bank, National Association, (c) that certain Amendment No. 2, dated as of November 1, 2004, by and between the Assignor and SunTrust, and (d) that certain Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between the Assignor and SunTrust), (ii) that certain Memorandum of Sale, dated June 8, 2007, by and between the Assignor and SunTrust and (iii) that certain Memorandum of Sale, dated July 9, 2007, by and between the Assignor and SunTrust (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from SunTrust and SunTrust currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement (other than the rights of the Assignor to indemnification thereunder), and the mortgage loans delivered under such agreement by SunTrust to the Assignor (who delivered such mortgage loans to the Assignor) and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, SunTrust shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Sale and Servicing Agreement, as modified by Section 11 of this Agreement, for the benefit of the Assignee.

     4. SunTrust acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage Loans. The Master Servicer shall be authorized to enforce directly against SunTrust any of the obligations of SunTrust to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of SunTrust thereunder, the right to terminate SunTrust under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by SunTrust under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by SunTrust under the Sale and Servicing Agreement, the right to examine the books and records of SunTrust, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by SunTrust. All remittances by SunTrust shall be made to the account or accounts designated by the Master Servicer to SunTrust in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2007-7 # 53175200.

     5. The Assignee shall notify SunTrust in writing within 5 business days thereafter, but in no event later than the next Remittance Date, of the appointment of any successor to Wells Fargo as Master Servicer under the Pooling Agreement.

     6. SunTrust hereby restates as of the date hereof, for the benefit of each of the other parties hereto, each of the representations and warranties in Sections 3.01 and 3.02 of the Sale and Servicing Agreement with the same effect under such Sale and Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency of any Mortgage Loan or condition of any Mortgaged Property (as defined in the Sale and Servicing Agreement), SunTrust restates such representations and warranties as of the Closing Date (as defined in the Sale and Servicing Agreement). SunTrust hereby represents and warrants to each of the other parties hereto (i) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and Servicing Agreement, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     7. SunTrust hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named the "Banc of America Funding 2007-7 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities (Release Nos. 33-8518); 34-50905; File No. S7-21-0433-8419).

     8. SunTrust hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.01 and 9.01 of the Sale and Servicing Agreement, the Assignor hereby instructs SunTrust, and SunTrust hereby agrees, to release from its custody and deliver the contents of the Servicing File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 12 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).

     10. SunTrust hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property, subject to the final proviso of the third sentence of Section 5.03.

     11. SunTrust, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement with respect to the Mortgage
Loans:

     a.   Article 1.

          (i) The definition of "Qualified Substitute Mortgage Loan" is hereby deleted in its entirety and replaced with the following:

          "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution,
          (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02;
          (v) be of the same type as the Deleted Mortgage Loan; (vi) have the same Mortgage Interest Rate as the Deleted Mortgage Loan; (vii) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan; (ix) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and (x) have the same lien status as the Deleted Mortgage Loan."

          (ii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

          "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month, beginning with the First Remittance Date."

     b. Section 3.02. Section 3.02 is hereby modified by inserting the following as subsection (iii):

          "No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan originated on or after November 27, 2003 through July 6, 2004) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in S&P's LEVELS(R) Glossary Version 5.7 (or the now-current version thereof) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act."

     c. Section 4.04. Section 4.04 is hereby modified by adding the following sentence after the penultimate sentence:

          "The amount of any losses incurred on funds deposited in the Custodial Account shall be deposited by the Company into the Custodial Account on the Business Day prior to the Remittance Date."

     d. Section 4.17. Section 4.17 is hereby modified by replacing the phrase "on or before the Remittance Date" in the second line with "on or before the 5th Business Day".

     e. Section 5.02. The third paragraph of Section 5.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date."

          The exhibits referenced in this Section 11(e) are attached to this Agreement as Exhibit B hereto.

     f.   Section 6.07. Section 6.07 is hereby modified by replacing  subsection
          (ii) with the following:

          "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     12. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-7

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention:  Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention:  General Counsel and Chief Financial Officer

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-7

     13. Notwithstanding any provision herein to the contrary, it is understood that SunTrust is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by SunTrust in the Sale and Servicing Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     14. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                     Bank of America, National Association, as
                                     Assignor


                                     By:      /s/ Bruce W. Good
                                         -------------------------------
                                     Name:  Bruce W. Good
                                     Title: Principal


                                     U.S. Bank National Association,
                                     as Assignee


                                     By:      /s/ Melissa A. Rosal
                                         ---------------------------------------
                                     Name:  Melissa A. Rosal
                                     Title: Vice President


                                     Banc of America Funding Corporation


                                     By: /s/ Scott Evans
                                         ---------------------------------------
                                     Name:  Scott Evans
                                     Title: Senior Vice President


                                     SunTrust Mortgage, Inc., as servicer


                                     By:    /s/ Annette Holman-Foreman
                                         ---------------------------------------
                                     Name:  Annette Holman-Foreman
                                     Title: Vice President

Acknowledged and Agreed as
of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Raymond Delli Colli
    -------------------------------
Name:    Raymond Delli Colli
Title:   Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans


           [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on August 30, 2007, with a filing date of August 30, 2007 and accession number 0001379402-07-000035.]

                                    EXHIBIT B


Exhibit G-1 Standard File Layout - Delinquency Reporting

     *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

------------------------------------------------------------------------------------------------ ----------- ----------------
Column/Header Name                                         Description                            Decimal    Format Comment
------------------------------------------------------------------------------------------------ ----------- ----------------
SERVICER_LOAN_NBR                 A unique number assigned to a loan by the Servicer.  This
                                  may be different than the LOAN_NBR
------------------------------------------------------------------------------------------------ ----------- ----------------
LOAN_NBR                          A unique identifier assigned to each loan by the originator.
------------------------------------------------------------------------------------------------ ----------- ----------------
CLIENT_NBR                        Servicer Client Number
------------------------------------------------------------------------------------------------ ----------- ----------------
SERV_INVESTOR_NBR                 Contains a unique number as
                                  assigned by an external servicer
                                  to identify a group of loans in
                                  their system.
------------------------------------------------------------------------------------------------ ----------- ----------------
BORROWER_FIRST_NAME               First Name of the Borrower.
------------------------------------------------------------------------------------------------ ----------- ----------------
BORROWER_LAST_NAME                Last name of the borrower.
------------------------------------------------------------------------------------------------ ----------- ----------------
PROP_ADDRESS                      Street Name and Number of Property
------------------------------------------------------------------------------------------------ ----------- ----------------
PROP_STATE                        The state where the  property located.
------------------------------------------------------------------------------------------------ ----------- ----------------
PROP_ZIP                          Zip code where the property is located.
------------------------------------------------------------------------------------------------ ----------- ----------------
BORR_NEXT_PAY_DUE_DATE            The date that the borrower's next
                                  payment is due to the MM/DD/YYYY
                                  servicer at the end of processing
                                  cycle, as reported by Servicer.
------------------------------------------------------------------------------------------------ ----------- ----------------
LOAN_TYPE                         Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------ ----------- ----------------
BANKRUPTCY_FILED_DATE             The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
BANKRUPTCY_CHAPTER_CODE           The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------ ----------- ----------------
BANKRUPTCY_CASE_NBR               The case number assigned by the court to the bankruptcy
                                  filing.
------------------------------------------------------------------------------------------------ ----------- ----------------
POST_PETITION_DUE_DATE            The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                  by the courts
------------------------------------------------------------------------------------------------ ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE        The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                  Dismissal, Discharged and/or a Motion For Relief Was
                                  Granted.
------------------------------------------------------------------------------------------------ ----------- ----------------
LOSS_MIT_APPR_DATE                The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
LOSS_MIT_TYPE                     The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------------------------------------------ ----------- ----------------
LOSS_MIT_EST_COMP_DATE            The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
LOSS_MIT_ACT_COMP_DATE            The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FRCLSR_APPROVED_DATE              The date DA Admin sends a letter
                                  to the servicer with MM/DD/YYYY
                                  instructions to begin foreclosure
                                  proceedings.
------------------------------------------------------------------------------------------------ ----------- ----------------
ATTORNEY_REFERRAL_DATE            Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FIRST_LEGAL_DATE                  Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                  Action
------------------------------------------------------------------------------------------------ ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE         The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FRCLSR_SALE_DATE                  The actual date of the foreclosure sale.                                   MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FRCLSR_SALE_AMT                   The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
EVICTION_START_DATE               The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
EVICTION_COMPLETED_DATE           The date the court revokes legal
                                  possession of the property
                                  MM/DD/YYYY from the borrower.
------------------------------------------------------------------------------------------------ ----------- ----------------
LIST_PRICE                        The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
LIST_DATE                         The date an REO property is listed at a particular price.                  MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
OFFER_AMT                         The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
OFFER_DATE_TIME                   The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------


                                                   B-1

------------------------------------------------------------------------------------------------ ----------- ----------------
REO_CLOSING_DATE                  The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
REO_ACTUAL_CLOSING_DATE           Actual Date Of REO Sale                                                    MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
OCCUPANT_CODE                     Classification of how the property is occupied.
------------------------------------------------------------------------------------------------ ----------- ----------------
PROP_CONDITION_CODE               A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------ ----------- ----------------
PROP_INSPECTION_DATE              The date a  property inspection is performed.                              MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
APPRAISAL_DATE                    The date the appraisal was done.                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
CURR_PROP_VAL                     The current "as is" value of the property based on brokers        2
                                  price opinion or appraisal.
------------------------------------------------------------------------------------------------ ----------- ----------------
REPAIRED_PROP_VAL                 The amount the property would be worth if repairs are              2
                                  completed pursuant to a broker's price opinion or appraisal.
------------------------------------------------------------------------------------------------ ----------- ----------------
If applicable:
------------------------------------------------------------------------------------------------ ----------- ----------------
DELINQ_STATUS_CODE                FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------ ----------- ----------------
DELINQ_REASON_CODE                The circumstances which caused a
                                  borrower to stop paying on a loan.
                                  Code indicates the reason why the
                                  loan is in default for this cycle.
------------------------------------------------------------------------------------------------ ----------- ----------------
MI_CLAIM_FILED_DATE               Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                  Insurance Company.
------------------------------------------------------------------------------------------------ ----------- ----------------
MI_CLAIM_AMT                      Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
MI_CLAIM_PAID_DATE                Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
MI_CLAIM_AMT_PAID                 Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
POOL_CLAIM_FILED_DATE             Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
POOL_CLAIM_AMT                    Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
POOL_CLAIM_PAID_DATE              Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                  Insurer
------------------------------------------------------------------------------------------------ ----------- ----------------
POOL_CLAIM_AMT_PAID               Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE        Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_A_CLAIM_AMT               Amount of FHA Part A Claim Filed                                  2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE         Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT          Amount HUD Paid on Part A Claim                                   2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                                 2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT          Amount HUD Paid on Part B Claim                                   2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
------------------------------------------------------------------------------------------------ ----------- ----------------
VA_CLAIM_FILED_DATE                Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
VA_CLAIM_PAID_DATE                 Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
------------------------------------------------------------------------------------------------ ----------- ----------------
VA_CLAIM_PAID_AMT                  Amount Veterans Admin. Paid on VA Claim                           2       No commas(,)
                                                                                                             or dollar
                                                                                                             signs ($)
--------------------------------------------- -------------------------------------------------- ----------- ----------------



                                                                          B-2

Exhibit G-1: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
        o ASUM- Approved Assumption
        o BAP- Borrower Assistance Program
        o CO- Charge Off
        o DIL- Deed-in-Lieu
        o FFA- Formal Forbearance Agreement
        o MOD- Loan Modification
        o PRE- Pre-Sale
        o SS- Short Sale
        o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
        o   Mortgagor
        o   Tenant
        o   Unknown
        o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o   Damaged
        o   Excellent
        o   Fair
        o   Gone
        o   Good
        o   Poor
        o   Special Hazard
        o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

             -------------------- ----------------------------------------------
             Delinquency Code     Delinquency Description
             -------------------- ----------------------------------------------
             001                  FNMA-Death of principal mortgagor
             -------------------- ----------------------------------------------
             002                  FNMA-Illness of principal mortgagor
             -------------------- ----------------------------------------------
             003                  FNMA-Illness of mortgagor's family member
             -------------------- ----------------------------------------------
             004                  FNMA-Death of mortgagor's family member
             -------------------- ----------------------------------------------
             005                  FNMA-Marital difficulties
             -------------------- ----------------------------------------------
             006                  FNMA-Curtailment of income
             -------------------- ----------------------------------------------
             007                  FNMA-Excessive Obligation
             -------------------- ----------------------------------------------
             008                  FNMA-Abandonment of property
             -------------------- ----------------------------------------------
             009                  FNMA-Distant employee transfer
             -------------------- ----------------------------------------------
             011                  FNMA-Property problem
             -------------------- ----------------------------------------------
             012                  FNMA-Inability to sell property
             -------------------- ----------------------------------------------
             013                  FNMA-Inability to rent property
             -------------------- ----------------------------------------------
             014                  FNMA-Military Service
             -------------------- ----------------------------------------------
             015                  FNMA-Other
             -------------------- ----------------------------------------------
             016                  FNMA-Unemployment
             -------------------- ----------------------------------------------
             017                  FNMA-Business failure
             -------------------- ----------------------------------------------
             019                  FNMA-Casualty loss
             -------------------- ----------------------------------------------
             022                  FNMA-Energy environment costs
             -------------------- ----------------------------------------------
             023                  FNMA-Servicing problems
             -------------------- ----------------------------------------------
             026                  FNMA-Payment adjustment
             -------------------- ----------------------------------------------
             027                  FNMA-Payment dispute
             -------------------- ----------------------------------------------
             029                  FNMA-Transfer of ownership pending
             -------------------- ----------------------------------------------
             030                  FNMA-Fraud
             -------------------- ----------------------------------------------
             031                  FNMA-Unable to contact borrower
             -------------------- ----------------------------------------------
             INC                  FNMA-Incarceration
             -------------------- ----------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

       ------------------------ ------------------------------------------------
             Status Code        Status Description
       ------------------------ ------------------------------------------------
                 09             Forbearance
       ------------------------ ------------------------------------------------
                 17             Pre-foreclosure Sale Closing Plan Accepted
       ------------------------ ------------------------------------------------
                 24             Government Seizure
       ------------------------ ------------------------------------------------
                 26             Refinance
       ------------------------ ------------------------------------------------
                 27             Assumption
       ------------------------ ------------------------------------------------
                 28             Modification
       ------------------------ ------------------------------------------------
                 29             Charge-Off
       ------------------------ ------------------------------------------------
                 30             Third Party Sale
       ------------------------ ------------------------------------------------
                 31             Probate
       ------------------------ ------------------------------------------------
                 32             Military Indulgence
       ------------------------ ------------------------------------------------
                 43             Foreclosure Started
       ------------------------ ------------------------------------------------
                 44             Deed-in-Lieu Started
       ------------------------ ------------------------------------------------
                 49             Assignment Completed
       ------------------------ ------------------------------------------------
                 61             Second Lien Considerations
       ------------------------ ------------------------------------------------
                 62             Veteran's Affairs-No Bid
       ------------------------ ------------------------------------------------
                 63             Veteran's Affairs-Refund
       ------------------------ ------------------------------------------------
                 64             Veteran's Affairs-Buydown
       ------------------------ ------------------------------------------------
                 65             Chapter 7 Bankruptcy
       ------------------------ ------------------------------------------------
                 66             Chapter 11 Bankruptcy
       ------------------------ ------------------------------------------------
                 67             Chapter 13 Bankruptcy
       ------------------------ ------------------------------------------------

Exhibit G-2: Standard File Layout - Scheduled/Scheduled

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
Column Name                         Description                                       Decimal   Format Comment
                                                                                                                       Max
                                                                                                                       Size
------------------------------------------------------------------------------------- --------- ---------------------- ------
Each file requires the following fields:
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                Text up to 20 digits
                                    group of loans.                                                                       20
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
LOAN_NBR                            A unique identifier assigned to each loan by                Text up to 10 digits
                                    the investor.                                                                         10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                   Text up to 10 digits
                                    Servicer.  This may be different than the                                             10
                                    LOAN_NBR.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_PAY_AMT                       Scheduled monthly principal and scheduled                2  No commas(,) or
                                    interest payment that a borrower is expected to             dollar signs ($)          11
                                    pay, P&I constant.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NOTE_INT_RATE                       The loan interest rate as reported by the                4  Max length of 6
                                    Servicer.                                                                              6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NET_INT_RATE                        The loan gross interest rate less the service            4  Max length of 6
                                    fee rate as reported by the Servicer.                                                  6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_FEE_RATE                       The servicer's fee rate for a loan as reported           4  Max length of 6
                                    by the Servicer.                                                                       6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_FEE_AMT                        The servicer's fee amount for a loan as                  2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NEW_PAY_AMT                         The new loan payment amount as reported by the           2  No commas(,) or
                                    Servicer.                                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.           4  Max length of 6
                                                                                                                           6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ARM_INDEX_RATE                      The index the Servicer is using to calculate a           4  Max length of 6
                                    forecasted rate.                                                                       6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    beginning of the processing cycle.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    end of the processing cycle.                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                MM/DD/YYYY
                                    the borrower's next payment is due to the                                             10
                                    Servicer, as reported by Servicer.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_1                     The first curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_1                    The curtailment date associated with the first              MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_ AMT_1                     The curtailment interest on the first                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_2                     The second curtailment amount to be applied.             2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_2                    The curtailment date associated with the second             MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_ AMT_2                     The curtailment interest on the second                   2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

                                                        B-6



----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
Exhibit 1: Continued                Standard Loan Level File Layout

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
Column Name                         Description                                       Decimal   Format Comment          Max
                                                                                                                       Size
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_3                     The third curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_3                    The curtailment date associated with the third              MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_AMT_3                      The curtailment interest on the third                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PIF_AMT                             The loan "paid in full" amount as reported by            2  No commas(,) or
                                    the Servicer.                                               dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PIF_DATE                            The paid in full date as reported by the                    MM/DD/YYYY
                                    Servicer.                                                                             10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                                                                                Action Code Key:
ACTION_CODE                         The standard FNMA numeric code used to indicate             15=Bankruptcy,             2
                                    the default/delinquent status of a particular               30=Foreclosure, ,
                                    loan.                                                       60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
INT_ADJ_AMT                         The amount of the interest adjustment as                 2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if             2  No commas(,) or
                                    applicable.                                                 dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.          2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,            2  No commas(,) or
                                    if applicable.                                              dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
Plus the following applicable fields:
------------------------------------------------------------------------------------- --------- ---------------------- ------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due           2  No commas(,) or
                                    at the beginning of the cycle date to be passed             dollar signs ($)          11
                                    through to investors.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_END_PRIN_BAL                  The scheduled principal balance due to                   2  No commas(,) or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_PRIN_AMT                      The scheduled principal amount as reported by            2  No commas(,) or
                                    the Servicer for the current cycle -- only                  dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_NET_INT                       The scheduled gross interest amount less the             2  No commas(,) or
                                    service fee amount for the current cycle as                 dollar signs ($)          11
                                    reported by the Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_PRIN_AMT                       The actual principal amount collected by the             2  No commas(,) or
                                    Servicer for the current reporting cycle --                 dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_NET_INT                        The actual gross interest amount less the                2  No commas(,) or
                                    service fee amount for the current reporting                dollar signs ($)          11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower              2  No commas(,) or
                                    prepays on his loan as reported by the                      dollar signs ($)          11
                                    Servicer.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan               2  No commas(,) or
                                    waived by the servicer.                                     dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

                                                           B-7

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
Exhibit 1: Continued                Standard Loan Level File Layout

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
Column Name                         Description                                       Decimal   Format Comment          Max
                                                                                                                       Size
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                         10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric       30
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest           2  No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                    Flag to indicate if the repurchase of a loan is             Y=Breach
BREACH_FLAG                         due to a breach of Representations and                      N=NO Breach                1
                                    Warranties                                                  Let blank if N/A
----------------------------------- ------------------------------------------------- --------- ---------------------- ------


Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.


     Credits:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

          Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22. The total of lines 14 through 21.

         Please Note: For HUD/VA loans, use line (18a) for Part
                      A/Initial proceeds and line (18b) for Part
                      B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

     Prepared by:  __________________                     Date:  _______________
     Phone:  ______________________   Email Address:_____________________


----------------------    ----------------------    -------------------------
Servicer Loan No.         Servicer Name             Servicer Address

----------------------    ----------------------    -------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: ______________________________________________________
         Property Address: _____________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount ________________________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $________________(1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_______________________                          ________________(12)


                                              B-11

                  ______________________________________                         ________________(12)

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                          _______________(15)
         (16) Rental Receipts                                                     ______________ (16)
         (17) Hazard Loss Proceeds                                                ______________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                        ______________ (18a)
              HUD Part A
                                                                                  ______________ 18b)
              HUD Part B
         (19) Pool Insurance Proceeds                                             ______________ (19)
         (20) Proceeds from Sale of Acquired Property                             ______________ (20)
         (21) Other (itemize)                                                     ______________ (21)
              _________________________________________                           ______________ (21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)


                                              B=-12


Escrow Disbursement Detail


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
  (Tax /Ins.)                     Coverage
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------




                                                         B-13

                                   APPENDIX I

                          Sale and Servicing Agreement

  [Included as Exhibits 10.3(A), (B), (C), (D) and (E) to the Current Report on
           Form 8-K pursuant to which this Assignment, Assumption and
                        Recognition Agreement is filed.]